UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2009

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 25, 2009, CenterPoint Energy, Inc. (“CenterPoint Energy”) reported fourth quarter and full year 2008 earnings. For additional information regarding CenterPoint Energy’s fourth quarter and full year 2008 earnings, please refer to CenterPoint Energy’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
     The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.
(d)	Exhibits.

99.1	Press Release issued February 25, 2009 regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2008 earnings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: February 25, 2009	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number		Description
99.1	—	Press Release issued February 25, 2009 regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2008 earnings.